LEASES (Details - Operating lease asset and liability) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Leases
Right-of-use asset, gross	$ 259	$ 259
Right-of-use asset, accumulated depreciation	(241)	(222)
Operating right-of-use asset, net	18	37
Operating lease liabilities
Operating lease liability, current	18	37
Operating lease liability, noncurrent	0	0
Total operating lease liabilities	$ 18	$ 37